UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 30, 2008

DPAC Technologies Corp.

(Exact Name of Registrant as Specified in Its Charter)

California	0-14843	33-0033759
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5675 Hudson Industrial Parkway, Hudson, Ohio	16056
(Address of Principal Executive Offices)	(Zip Code)

(800) 553-1170

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

New Credit Agreement

(1) Effective on January 30, 2008, DPAC Technologies Corp., a California corporation (the “Company”) and its wholly-owned subsidiary, QuaTech, Inc., an Ohio corporation (“QuaTech”) entered into a certain Credit Agreement (the “Credit Agreement”) with Fifth Third Bank, an Ohio banking corporation (“Fifth Third”). Pursuant to the Credit Agreement, each of the Company and QuaTech, as co-borrowers, has access to a revolving credit facility of up to $3,000,000 (the “Credit Facility”). Borrowings under the Credit Facility are available for the refinancing of certain indebtedness and working capital. The amount of available borrowing under the Credit Facility is based upon a borrowing base of the Company’s and QuaTech’s eligible accounts receivable and inventory. Interest on the Credit Facility is determined by reference to Fifth Third’s prime rate plus an applicable margin of one and one half percent (1.5%) for all loans that have not matured due to default or otherwise. Borrowings under the Credit Facility may be prepaid at any time without penalty. Upon execution of the Credit Agreement, the Company and QuaTech were required to pay Fifth Third a $5,000 facility fee. The Credit Agreement contains various covenants, which limit the Company’s and QuaTech’s ability to incur indebtedness, grant certain liens, make certain loans, acquisitions, and investments, become a guarantor or surety, merge or consolidate, or engage in certain asset dispositions, including a sale of all or substantially all of the assets. The Credit Agreement also contains covenants that require the Company and QuaTech to maintain specified financial ratios. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

(2) In connection with the Credit Agreement, the Company and QuaTech entered into a certain Revolving Credit Promissory Note (the “Fifth Third Note”) with Fifth Third. The Fifth Third Note requires the Company and QuaTech to pay borrowings under the Credit Facility in the manner specified in the Credit Agreement. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Fifth Third Note, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

(3) Also in connection with the Credit Agreement, QuaTech entered into a certain Security Agreement (the “Security Agreement”) with Fifth Third. Pursuant to the Security Agreement, QuaTech’s obligations under the Credit Agreement and related documents described in this Item 1.01 are secured by all of QuaTech’s personal property assets. The Credit Agreement contains covenants that limit QuaTech’s ability to sell, lease, transfer, assign, encumber or otherwise dispose of its personal property assets. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, a copy of which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

(4) Also in connection with the Credit Agreement, the Company and QuaTech entered into a certain Subordination Agreement (the “Subordination Agreement”) with Fifth Third and Canal Mezzanine Partners, L.P., a Delaware limited partnership (“Canal”). The Subordination Agreement subordinates certain loan agreements by and among the Company, QuaTech and

Canal (the “Subordinated Debt”) to the Credit Agreement, and prohibits the Company and QuaTech from making any payments of any kind on the Subordinated Debt except as otherwise provided in the Subordination Agreement. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Subordination Agreement, a copy of which is attached hereto as Exhibit 10.4 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

(5) Also in connection with the Credit Agreement, the Company and QuaTech entered into a certain Acknowledgement Agreement (the “Acknowledgement Agreement”) with Fifth Third and Development Capital Ventures, L.P. (“DCV”). Pursuant to the Acknowledgement Agreement, which was made in contemplation of a certain preferred stock agreement by and among the Company, QuaTech and DCV (the “Stock Agreement”), DCV may not redeem, or accept redemption of, its interests under the Stock Agreement without Fifth Third’s prior written consent. DCV is also required to pay over to Fifth Third all proceeds arising from the redemption of DCV’s interests under the Stock Agreement, to the extent necessary to satisfy the Company’s obligations to Fifth Third. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Acknowledgement Agreement, a copy of which is attached hereto as Exhibit 10.5 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

New Subordinated Promissory Note and Warrant

(1) Effective on January 31, 2008, the Company and QuaTech entered into a certain Senior Subordinated Note and Warrant Purchase Agreement (the “Canal Purchase Agreement”) with Canal. Pursuant to the Canal Purchase Agreement, the Company and QuaTech have issued and sold to Canal a Senior Subordinated Note (the “Canal Note”) for $1,200,000, due on January 31, 2013, and the Company has issued and sold to Canal a warrant to purchase the common stock of the Company in an amount representing 3% of the Company’s fully diluted common stock on the date of exercise (the “Canal Warrant”). The Canal Note bears interest at 13% annually and is prepayable under certain circumstances, subject to certain prepayment premiums. The Company and QuaTech may use the proceeds of the sales of the Canal Note and the Canal Warrant for the refinancing of certain indebtedness and working capital. Upon execution of the Canal Purchase Agreement, the Company and QuaTech were required to pay Canal a $24,000 closing fee. The Canal Purchase Agreement contains various covenants, which, among other restrictions, limit the Company’s and QuaTech’s ability to incur indebtedness, grant certain liens, make certain loans, prepayments, acquisitions, expenditures, and investments, issue or dispose of certain securities, create subsidiaries, merge or consolidate, or engage in certain asset dispositions, including a sale of all or substantially all of the assets. The Canal Purchase Agreement also contains covenants that require the Company and QuaTech to maintain specified financial ratios and deliver certain financial statements to Canal. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Canal Purchase Agreement and the Canal Note, a copy of each of which are attached hereto as Exhibits 10.6 and 10.7 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

(2) In connection with the Canal Purchase Agreement, the Company and QuaTech entered into a certain Security Agreement (the “Canal Security Agreement”) with Canal. Pursuant to the Canal Security Agreement, the Company’s and QuaTech’s obligations under the

Canal Purchase Agreement are secured by each of the Company’s and QuaTech’s specified collateral, including certain equipment, fixtures, accounts, intangibles, goods, inventories, rights, securities, books and records. The Canal Security Agreement contains covenants that limit the Company’s and QuaTech’s ability to sell, assign or transfer such specified collateral. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Canal Security Agreement, a copy of which is attached hereto as Exhibit 10.8 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

(3) Also in connection with the Canal Purchase Agreement, the Company entered into a certain Co-Sale Agreement (the “Canal Co-Sale Agreement”) with Canal, DCV, William Roberts, and Steven D. Runkel (collectively with William Roberts, the “Shareholders”). The Canal Co-Sale Agreement provides Canal with a right to participate in certain sales of shares by the Shareholders, with a corresponding reduction in the amount of shares sold by the Shareholders to account for such participation. The Canal Co-Sale Agreement also contains a provision whereby the Company agrees to take action necessary to increase the number of authorized shares of common stock of the Company to an amount sufficient to give effect to the Canal Warrant and a certain stock purchase agreement between the Company and DCV. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Canal Co-Sale Agreement, a copy of which is attached hereto as Exhibit 10.9 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

(4) Also in connection with the Canal Purchase Agreement the Company entered into a certain Registration Rights Agreement (the “Canal Registration Rights Agreement”) with Canal, under which the Company agreed to use its best efforts to register the common stock issuable to Canal upon exercise of the Canal Warrant with the Securities and Exchange Commission, as soon as practicable after receiving an eligible request from Canal to register such stock. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Canal Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.10 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

(5) Also in connection with the Canal Purchase Agreement, the Company and QuaTech entered into a certain Acknowledgement Agreement (the “Canal Acknowledgement Agreement”) with Canal and DCV. Pursuant to the Canal Acknowledgement Agreement, which was made in contemplation of the Stock Agreement, DCV may not redeem, or accept redemption of, its interests under the Stock Agreement without Canal’s prior written consent. DCV is also required to pay over to Fifth Third all proceeds arising from the redemption of DCV’s interests under the Stock Agreement, to the extent necessary to satisfy the Company’s obligations to Fifth Third, and then to pay over to Canal all proceeds arising from the redemption of DCV’s interests under the Stock Agreement, to the extent necessary to satisfy the Company’s obligations to Canal. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Acknowledgement Agreement, a copy of which is attached hereto as Exhibit 10.11 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

New Stock Purchase Agreement

Effective on January 31, 2008, the Company delivered and became bound by a certain Subscription Agreement (the “Stock Purchase Agreement”) with DCV, the Company’s majority stockholder. Pursuant to the Stock Purchase Agreement, the Company has sold to DCV twenty thousand (20,000) shares of Series A Convertible Preferred Stock of the Company (the “Series A Preferred Stock”) at a price per share of $100, for a total purchase price of $2,000,000. The stock Purchase agreement is dated December 17, 2007 but was placed in escrow pending the refinancing of the Companies senior and subordinated debt which occurred on January 31, 2008. The Stock Purchase Agreement incorporates the common stock issuable upon conversion of the Series A Preferred Stock into that certain Shareholder and Registration Rights Agreement, dated as of May 11, 2005, to which the Company and DCV are parties, among others. The Stock Purchase Agreement also grants DCV the right to purchase a certain pro-rata portion of any new securities issued by the Company. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10.12 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 1.02.	Termination of a Material Definitive Agreement.

On January 31, 2008, the Company and QuaTech terminated the Credit Agreement, with National City Bank, as Lender, dated as of July 28, 2000, as amended (the “National City Credit Agreement”), under which QuaTech originally borrowed $600,000 as a term loan and received access to a revolving commitment of up to $2,000,000. On January 31, 2008, the Company and QuaTech also terminated the Subordinated Loan and Security Agreement, with The HillStreet Fund, L.P., as Lender, dated as of July 28, 2000, as amended (the “Hill Street Debt”), pursuant to which each of the Company and QuaTech,, as co-borrowers, had originally borrowed $1,500,000 which was to repaid with interest at the rate of 15% per year. The termination of these agreements is part of a refinancing strategy undertaken by the Company and QuaTech in conjunction with the consummation of the agreements described under “Item 1.01 Entry into a Material Definitive Agreement.” Neither the Company nor QuaTech incurred financial penalties related to the terminations of the National City Credit Agreement and the HillStreet Debt.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference. The Company and QuaTech have requested and received access to, under the terms of the Credit Agreement and such related documents described in Item 1.01, a $3,000,000 revolving credit facility from Fifth Third, and have issued and sold a $1,200,000 Senior Subordinated Note to Canal, under the terms of the Canal Purchase Agreement and such related documents described in Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

(1) Upon the consummation of the Canal Purchase Agreement, on January 31, 2008, the Company issued to Canal a certain Warrant Certificate (the “Canal Warrant Certificate”) certifying the terms of the Canal Warrant. The Canal Warrant entitles Canal to purchase the common stock of the Company in an amount representing 3% of the Company’s fully diluted common stock on the date of exercise, at an aggregate exercise price of $1. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Canal Warrant Certificate, a copy of which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.02.

(2) Pursuant to the Stock Purchase Agreement, the Company has sold to DCV twenty thousand (20,000) shares of Series A Preferred Stock at a price per share of $100, for a total purchase price of $2,000,000 for general working capital. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10.12 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.02.

(3) In connection with the closing under the Stock Purchase Agreement, the Company has agreed as of January 31, 2008 to issue to Western Reserve Partners LLC 3,571,429 shares of its common stock in partial satisfaction of a transaction fee payable to Western Reserve under a letter agreement dated January 25, 2007.

Each of the unregistered issuances above were exempt from registration under the Securities Act of 1933 under Section 4(2) thereof as private placements to accredited investors (as defined in Regulation D).

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 4, 2008 the Company filed a certain Certificate of Determination with the Secretary of State of California, which designates thirty thousand (30,000) shares of the Company’s authorized preferred stock as Series A Preferred Stock (the “Series A Stock”), and sets forth all preferences, powers, rights, qualifications, limitations and restrictions of such Series A Preferred Stock. The Certificate of Determination contains a copy of certain resolutions of the Board of Directors of the Company, adopted on December 8, 2007, that approve the Series A Designation and the sale of twenty thousand (20,000) shares of Series A Stock to DCV. The sale and purchase of the Series A Stock pursuant to the Stock Purchase Agreement delivered on January 31, 2008 is the first Series A Stock issued under the Certificate of Determination. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Certificate of Determination a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 3.1	Certificate of Determination for DPAC Technologies Corp., filed January 4, 2008.

Exhibit 4.1	Warrant to Purchase Common Stock of DPAC Technologies Corp., issued to Canal Mezzanine Partners, L.P., dated as of January 31, 2008.

Exhibit 10.1	Credit Agreement, by and among DPAC Technologies Corp., QuaTech, Inc. and Fifth Third Bank, dated January 30, 2008.

Exhibit 10.2	Revolving Credit Promissory Note, by and among DPAC Technologies Corp., QuaTech, Inc. and Fifth Third Bank, dated January 30, 2008.

Exhibit 10.3	Security Agreement, between QuaTech, Inc. and Fifth Third Bank, dated January 30, 2008.

Exhibit 10.4	Subordination Agreement, by and among DPAC Technologies Corp., QuaTech, Inc., Fifth Third Bank and Canal Mezzanine Partners L.P., dated January 30, 2008.

Exhibit 10.5	Acknowledgement Agreement, by and among DPAC Technologies Corp., QuaTech, Inc., Fifth Third Bank and Development Capital Ventures dated January 30, 2008.

Exhibit 10.6	Senior Subordinated Note and Warrant Purchase Agreement, by and among DPAC Technologies Corp., QuaTech, Inc. and Canal Mezzanine Partners L.P., dated January 31, 2008.

Exhibit 10.7	Senior Subordinated Note made by DPAC Technologies Corp. and QuaTech, Inc. in favor of Canal Mezzanine Partners L.P., dated January 31, 2008.

Exhibit 10.8	Security Agreement, by and among DPAC Technologies Corp., QuaTech, Inc. and Canal Mezzanine Partners L.P., dated January 31, 2008.

Exhibit 10.9	Co-Sale Agreement, by and among DPAC Technologies Corp., Canal Mezzanine Partners L.P., Development Capital Ventures, L.P., William Roberts, and Steven D. Runkel, dated January 31, 2008.

Exhibit 10.10	Registration Rights Agreement, between DPAC Technologies Corp., QuaTech, Inc. and Canal Mezzanine Partners L.P., dated January 30, 2008.

Exhibit 10.11	Acknowledgement Agreement, by and among DPAC Technologies Corp., QuaTech, Inc., Canal Mezzanine Partners L.P. and Development Capital Ventures dated January 31, 2008.

Exhibit 10.12	Subscription Agreement, between DPAC Technologies Corp. and Development Capital Ventures L.P., dated December 17, 2007.

Exhibit 99.1	Company’s Press Release, dated February 4, 2008 describing the transactions described in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DPAC TECHNOLOGIES CORP.
(Registrant)

Date: February 5, 2008	By:	/s/ STEVEN D. RUNKEL
Steven D. Runkel
Chief Executive Officer and President